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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 6, 2005


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On January 6, 2005, American International Group, Inc. (AIG) issued a press release announcing, among other things, that Steven J. Bensinger, age 49, has been named AIG Comptroller in addition to his current duties as AIG Treasurer and that he has been elected an AIG Senior Vice President. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

     Prior to joining AIG in September 2002, Mr. Bensinger was Executive Vice President and Chief Financial Officer of Combined Specialty Group, Inc. (a division of Aon Corporation) commencing in March 2002, and served as Executive Vice President of Trenwick Group, Ltd. from October 1999 through December 2001 and as President of Chartwell Re Corp. from March 1993 until October 1999.

     The press release also announced that Michael J. Castelli, who has served since 2000 as AIG Comptroller, has been named AIG Chief Administrative Officer and elected an AIG Senior Vice President.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: January 6, 2005                  By /s/ KATHLEEN E. SHANNON
                                        ------------------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

99.1                               Press Release of American International
                                   Group, Inc. dated January 6, 2005.